UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2015

MarineMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-531-1700

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 25, 2015, MarineMax, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its wholly-owned Florida subsidiary, MarineMax Reincorporation, Inc. (“MarineMax Florida”). Under the Merger Agreement, the Company will merge with and into MarineMax Florida for the sole purpose of changing the state of incorporation from Delaware to Florida.

One of the Merger Agreement’s closing conditions is the requisite approval of the Company’s stockholders. As discussed in Item 5.07 of this Current Report on Form 8-K, such approval occurred on February 25, 2015 at the Company’s annual meeting of stockholders (the “Annual Meeting”).

Additional information about the reincorporation and a comparison of the rights of shareholders of the Company and MarineMax Florida can be found in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders (the “2015 Proxy Statement”), filed with the Securities and Exchange Commission on January 12, 2015, and the amendment to the 2015 Proxy Statement filed with the Securities and Exchange Commission on February 13, 2015 (the “2015 Proxy Statement Amendment”).

Under the terms of the Merger Agreement, the reincorporation will be effective once certain closing conditions are met, including the filing of certain information with the states of Delaware and Florida and receiving approval from the New York Stock Exchange for the listing of shares of MarineMax Florida common stock.

A copy of the Merger Agreement is attached as Exhibit 2.1 and is incorporated by reference into this Item 1.01.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 25, 2015, the Company held its Annual Meeting to consider and vote upon the following proposals: (1) to elect two directors, each to serve for a three-year term expiring in 2018; (2) to approve (on an advisory basis) our executive compensation (“say-on-pay”); (3) to approve a proposal to reincorporate the Company from Delaware to Florida; and (4) to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2015.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the 2015 Proxy Statement and the 2015 Proxy Statement Amendment.

Proposal 1: To elect two directors, each to serve for a three-year term expiring in 2018.

Nominee	For	Against	Abstain	Broker Non-Votes
William H. McGill Jr.	21,263,356	132,443	778,812	1,387,436
Charles R. Oglesby	21,371,251	24,548	778,812	1,387,436

Proposal 2: To approve (on an advisory basis) our executive compensation (“say-on-pay”).

For	Against	Abstain	Broker Non-Votes
21,597,776	439,428	137,407	1,387,436

Proposal 3: To approve the reincorporation of the Company from Delaware to Florida by means of a merger with and into a wholly-owned Florida subsidiary.

For	Against	Abstain	Broker Non-Votes
19,507,511	1,756,532	910,568	1,387,436

Proposal 4: To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending September 30, 2015.

For	Against	Abstain	Broker Non-Votes
23,421,276	18,365	122,406	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 25, 2015, by and between MarineMax, Inc. and MarineMax Reincorporation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

February 26, 2015	By:	/s/ Michael H. McLamb

		Name:	Michael H. McLamb
		Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 25, 2015, by and between MarineMax, Inc. and MarineMax Reincorporation, Inc.